Exhibit 10.19

Address: Room1003, Fan Ya Building, 128 Zhichun Road Haidian District, Beijing
TEL: 86-10-82675308, 62630484, 62612510
FAX: 86-10-62630871
http://www. vertex-ic.com
Email:zgy@vertex-ic.com ; zdm@vertex-ic.com

VERTEX ELECTRONICS TECHNOLOGY CO., LTD.
Sales Agreement

Supplier: Vertex Electronics Technology Co., Ltd.	Client #: 01.924
Purchaser: Shandong Zhidali Industrial Co., Ltd.	Contract #: SEORD008014
(Collectively, the parties)

Upon negotiation the parties agree to the following terms:

#	Category	Manufacturer	Packing	Model	Amount	Unit Price ￥	Total Price ￥	Delivered By	Note
1	IC	NXP	SOP	74HC164D	13,000	0.5000	6,500.00
				Total			6,500.00

     Total: ￥6,500.00

●	Payments:
Delivery upon Payment Received. □
Full Payment upon Delivery. □
Full Payment Due within 1 Months from the Delivery.  In the event the Purchaser defaults under the payment obligations, the Purchaser shall pay breaching penalty at 0.5% of the total due amount per diem. □

●	Quality Control: In Original Packing from Supplier.

●	Delivery, Time and Address:

●	The Above Price includes 17% of the Added Value Tax.

●	The Agreement shall be executed in two copies with one copy to each party (faxed copy shall be deemed original).

●
Any disputes between the parties under this Agreement shall be resolved through amicable negotiations in good faith.  In the event that the disputes can not resolved through negotiation, either party shall have the right to submit the dispute to local courts.

●	This Agreement is executed in the form of fax correspondences and the sealed faxed copy shall be deemed as the original documents binding between the parties.

Supplier:	Purchaser:
Name: Vertex Electronics Technology Co., Ltd.	Name: Shandong Zhidali Industrial Co., Ltd.
Address: Room1003, Fan Ya Building	Address: 1 Zhidali Road, Economy
128 Zhichun Road Haidian District, Beijing	Development Zone, Tengzhou City
Agent: Lei Wang	Agent: Xiaomin Shen (13256370431) 0632
Bank: Huaxia Bank Beijing Zhimao Branch	Bank:
Bank Account:	Bank Account:
Tel.: 010-8267-5308	Tel.: Attn Jun Xu at 15192109907
Fax: 010-62630871	Fax:
Date: 12/10/2010	Date: 12/10/2010
Seal: [Individual’s Signature]	Seal:
[Corporate Seal]

Producer: Lei Wang	Operator: Lei Wang

Handwriting:
Urgent!
Consent. [Individual’s Signature] 12/10

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